DELAWARE VIP TRUST

Delaware VIP U.S. Growth Series

Supplement to the Series'
Prospectus dated April 30, 2004

The following replaces the section titled "What are the Series' main investment strategies?" under "Profile: Delaware VIP U.S. Growth Series" on page 2:

What are the Series' main investment strategies?
The Series invests primarily in common stocks.  The Series invests primarily in companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy.  Using a bottom up approach, the Series seeks to select securities it believes have large-end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities.  The Series also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.  Whether companies provide dividend income and the amount of income they provide will not be a primary factor in the Series' selection decisions.  The Series may sell a security if it no longer believes that security is likely to contribute to meeting the investment objective of the Series or if there are other opportunities that appear more attractive.

Under normal circumstances, the Series will invest at least 80% of its net assets in U.S. investments.  This policy is not a fundamental investment policy and may be changed without shareholder approval.  However, shareholders will be given notice at least 60 days prior to any such change.  The Series may also invest up to 20% of the Series' assets in debt securities and bonds.  In addition, the Series may invest in convertible bonds, preferred stocks and convertible preferred stocks, provided that these investments, when aggregated with the Series' debt securities and bonds, do not exceed 35% of the Fund's assets.

The following replaces the section titled "Our investment strategies" under "How we manage the Series" on page 4:

The Series researches individual companies and analyzes economic and market conditions, seeking to identify the securities or market sectors that are believed to be the best investments for the Series. Following are descriptions of how the portfolio management team pursues the Series' investment goals.

The Series' disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. The Series invests primarily in common stocks and, though we have the flexibility to invest in companies of all sizes, the Series generally focuses on medium and large-size companies.  The Series' goal is to own companies that are expected to grow faster than the U.S. economy.  Using a bottom up approach, the Series looks for companies that:
    have large end market potential, dominant business models and strong free cash flow generation;
    demonstrate operational efficiencies;
    have planned well for capital allocation; and
    have governance policies that tend to be favorable to shareholders.

There are a number of catalysts that might increase a company's potential for accelerated earnings growth. The Series' disciplined, research-intensive selection process is designed to identify earnings catalysts such as:
    management changes;
    new products;
    structural changes in the economy; or
    corporate restructurings and turnaround situations.

The Series maintains a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

Under normal circumstances, the Series will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Series' investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The following replaces the section "Portfolio turnover" under "The securities the Series typically invest in" on page 6:

Portfolio turnover It is possible that the Series' portfolio turnover rate will exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of shares.

The following supplements the paragraphs under the "Risks" and "How we strive to manage them" portions of the section titled "Portfolio Turnover rates" under "The risks of investing in the Series" on page 8:

Portfolio Turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by the Series. The higher the amount of portfolio activity, the higher the brokerage costs and other transaction costs of the Series are likely to be. The amount of portfolio activity will also affect the amount of taxes payable by the Series' shareholders that are subject to federal income tax, as well as the character (ordinary income vs. capital gains) of such tax obligations.

It is possible that the Series' portfolio turnover rate will exceed 100%.

The following replaces the section titled "Portfolio managers" under "Who manages the Series" on page 9:

Portfolio managers
Jeffrey S. Van Harte has primary responsibility for making day-to-day investment decisions for the Series. In making investment decisions for the Series, Mr. Van Harte regularly consults with Christopher J. Bonavico and Daniel J. Prislin.

Jeffrey S. Van Harte, Chief Investment Officer - Focus Growth, was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder.

Christopher J. Bonavico, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder.

Daniel J. Prislin, Vice President/Senior Portfolio Manager, was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder.

This Supplement is dated April 15, 2005.